SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 06, 2003

                      Summit National Consolidation Group, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-26111             76-0544385
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

          2650 Countryside Blvd., Unit C-206  Clearwater, FL       33761
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code:   727-542-0700


                                      N/A
         (Former name or former address, if changed since last report)


Item 1. Changes in control of Registrant

On May 28, 2003 at the annual shareholders meeting, 58% of the shares outstanding voted to change the board of directors and officers of the Company as follows:

OLD BOARD-
-----------
Walter D. Davis President/CEO
Beatrice Beasley, Secretary
Jesse Funchess, Director
Lamont Waddell, CFO
Vincent Alexander, Director

NEW BOARD as of May 28, 2003-
------------------------------
Mario Quenneville, President/CEO
Laurie Quenneville, Secretary
Frank Ciaramello, Vice President Manufacturing
Michael Ciaramello, Vice President EMS


The total outstanding voting shares represented at the meeting were 39,187,172 or 58% of all voting shares.The total Outstanding Shares 67,437,447


Item 7.

Exhibits  Description
--------  -----------
99.01     Minutes from Shareholder Meeting May 28, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 06, 2003            Summit National Consolidation Group, Inc.
                                                (Registrant)

/s/ Mario Quenneville
    -----------------
    Mario Quenneville
    President and CEO